UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

KINGSTONE COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

KINGSTONE COMPANIES, INC.
15 Joys Lane
Kingston, New York 12401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 11, 2015

To the Stockholders of Kingstone Companies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kingstone Companies, Inc., a Delaware corporation (the “Company”), will be held on August 11, 2015 at 15 Joys Lane, Kingston, New York 12401, at 9:00 a.m., for the following purposes:

1.	To elect four directors for the coming year.

2.	To approve the Company’s 2014 Equity Participation Plan.

3.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

4.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on June 16, 2015 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 are available electronically to the Company’s stockholders of record as of the close of business on June 16, 2015 at www.proxyvote.com.

Floyd R. Tupper
Secretary

Kingston, New York
June 26, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

KINGSTONE COMPANIES, INC.
15 Joys Lane
Kingston, New York 12401
____________________________

PROXY STATEMENT
____________________________

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being made available to all stockholders of record at the close of business on June 16, 2015 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on August 11, 2015 at 9:00 a.m., local time, or any adjournment thereof.  Proxy materials for the Annual Meeting of Stockholders were made available to stockholders on or about June 26, 2015.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies.  Proxies so received without specified instructions will be voted as follows:

(i)	FOR the nominees named in the proxy to our Board of Directors.

(ii)	FOR the approval of our 2014 Equity Participation Plan.

(iii)	FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters.  This is commonly referred to as a “broker non-vote.”  The election of directors and the approval of our 2014 Equity Participation Plan are considered “non-routine” matters and therefore may not be voted on by your bank or broker absent specific instructions from you.  The ratification of the selection of our independent registered public accounting firm is a routine matter.  Please instruct your bank or broker so your vote can be counted.

Our Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board of Directors.  In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of common shares outstanding and entitled to vote as of the close of business on June 16, 2015 was 7,333,664.  The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.  A majority of the common shares outstanding and entitled to vote as of the close of business on June 16, 2015, or 3,666,833 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors.  This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (four) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees; however, in order to cumulate votes, a stockholder must request a proxy card (as Internet and telephone voting will not be available for such purposes).  Only stockholders of record as of the close of business on June 16, 2015 will be entitled to vote.  With regard to the election of directors, votes may be cast in favor or withheld.  The directors shall be elected by a plurality of the votes cast in favor.  Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director.  Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees.

Stockholders may expressly abstain from voting on Proposal 2 or 3 by so indicating on the proxy.  Abstentions are counted as present in the tabulation of votes on Proposals 2 and 3.  Since Proposals 2 and 3 require the affirmative approval of a majority of the common shares present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise.  The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date.  The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting.  However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so.  Written revocations or amended proxies should be sent to us at 15 Joys Lane, Kingston, New York 12401, Attention: Corporate Secretary.  Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors.  We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares.  Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices located at 15 Joys Lane, Kingston, New York 12401, and also during the whole time of the meeting for inspection by any stockholder who is present.  To contact us, stockholders should call (845) 802-7900.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2014 and 2013 for certain executive officers, including our Chief Executive Officer:

Name and Principal Position	Year	Salary	Bonus		Option Awards	Non-Equity Incentive Plan Compensation		All Other Compensation	Total
Barry B. Goldstein Chief Executive	2014	$512,500	$62,500		$320,026	$453,853	(1)	$36,319	$1,385,198
Officer	2013	$450,000	100,000		$-	$120,750	(2)	$35,857	$706,607

Victor J. Brodsky Chief Financial	2014	$269,600	$10,000		$-	$32,248	(4)	$19,691	$331,539
Officer	2013	$249,600	$28,000	(3)	$27,672	$18,405	(5)	$17,603	$341,280

Benjamin Walden Vice President and	2014	$210,000	-		$-	$36,160	(4)	$7,431	$253,591
Chief Actuary, Kingstone Insurance Company(6)	2013(7)	$4,038	-		$18,582	$770	(5)	$-	$23,390
__________

(1) Represents bonus compensation of $385,825 accrued pursuant to Mr. Goldstein’s employment agreement and paid in 2015, and $68,028 accrued pursuant to the Kingstone Insurance Company (“KICO”) employee profit sharing plan and paid in 2015.

(2) Represents bonus compensation of $67,429 accrued pursuant to Mr. Goldstein’s employment agreement and paid in 2014, and $53,321 accrued pursuant to the KICO employee profit sharing plan and paid in 2014.

(3) Represents bonus compensation of $8,000 for 2012 paid in 2013 and $20,000 accrued in 2013 and paid in 2014.
(4) Represents amounts accrued pursuant to the KICO employee profit sharing plan for 2014 and paid in 2015.
(5) Represents amounts accrued pursuant to the KICO employee profit sharing plan for 2013 and paid in 2014.
(6) Mr. Walden was elected Senior Vice President of KICO in January 2015.
(7) Mr. Walden joined KICO on December 16, 2013.

Employment Contracts

Mr. Goldstein is employed as our President, Chairman of the Board and Chief Executive Officer pursuant to an employment agreement, dated October 16, 2007, as amended (the “Goldstein Employment Agreement”), that expires on December 31, 2016.  Pursuant to the Goldstein Employment Agreement, effective July 1, 2014, Mr. Goldstein is entitled to receive an annual base salary of $575,000 (“Base Salary”).  Mr. Goldstein’s annual base salary had been $350,000 from January 1, 2004 through December 31, 2009, $375,000 from January 1, 2010 through December 31, 2011 and $450,000 from January 1, 2012 through June 30, 2014.  Effective July 1, 2014, Mr. Goldstein is entitled to receive an annual bonus equal to 6% of our consolidated income from operations before taxes, net of our consolidated net investment income and net realized gains on sales of investments.  Through June 30, 2014, Mr. Goldstein was entitled to receive an annual bonus of up to 6% of our consolidated net income.  In consideration of Mr. Goldstein entering into an amendment to his employment agreement in August 2014, we paid him a bonus in the amount of $62,500.  He is also entitled to increases in the Base Salary and other potential additional compensation as may be determined from time to time by the Board of Directors in its sole discretion.  A portion of the Base Salary amount payable to Mr. Goldstein is contractually shared with KICO and the bonus payable to him by us is subject to reduction on a dollar-for-dollar basis to the extent of any bonus paid to him by KICO.  Since August 2008, Mr. Goldstein has served as Chief Investment Officer of KICO.  Since January 2012, he has also served as President and Chief Executive Officer of KICO.  See “Termination of Employment and Change-in-Control Arrangements.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning unexercised options held by the above named executive officers as of December 31, 2014.

	Option Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Option Exercise Price		Option Expiration Date
	Exercisable	Unexercisable

Barry B. Goldstein	120,000 62,500	- 137,500	(1)	$ $	2.50 6.73	03/24/15 (4) 08/12/19
Victor J. Brodsky	10,000	10,000	(2)		$5.09	08/29/18
Benjamin Walden	5,000	5,000	(3)		$6.60	12/16/18
______________________

(1) Such options are exercisable to the extent of 62,500 shares effective as of each of August 12, 2015 and 2016 and 12,500 shares effective as of August 12, 2017.  In addition, Mr. Goldstein holds an option for the purchase of 50,000 shares which is exercisable as of August 12, 2017 at an exercise price of $6.73 per share, subject to stockholder approval of our 2014 Equity Participation Plan, as set forth in Proposal 2.  The option expires on August 12, 2019.

(2) Such options are exercisable to the extent of 5,000 shares effective as of each of August 29, 2015 and 2016.

(3) Such options are exercisable to the extent of 2,500 shares effective as of December 16, 2015 and 2016.

(4) Such options were exercised in full.

           Termination of Employment and Change-in-Control Arrangements

Pursuant to the Goldstein Employment Agreement and as provided for in his prior employment agreement which expired on April 1, 2007, Mr. Goldstein would be entitled, under certain circumstances, to a payment equal to one and one-half times his then annual salary in the event of the termination of his employment following a change of control of Kingstone Companies, Inc.  Under such circumstances, Mr. Goldstein’s outstanding options would become exercisable and would remain exercisable until the first anniversary of the termination date.  In addition, in the event Mr. Goldstein’s employment is terminated by Kingstone Companies, Inc. without cause or he resigns with good reason (each as defined in the Goldstein Employment Agreement), Mr. Goldstein would be entitled to receive his base salary and bonuses from Kingstone Companies, Inc. for the remainder of the term, and his outstanding options would become exercisable and would remain exercisable until the first anniversary of the termination date.  In addition, in the event Mr. Goldstein’s employment with KICO is terminated by KICO with or without cause, he would be entitled to receive a lump sum payment from KICO equal to six months base salary.

Compensation of Directors

The following table sets forth certain information concerning the compensation of our directors for the fiscal year ended December 31, 2014:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total

Michael R. Feinsod(1)	$41,625	-	-	$41,625

Jay M. Haft	$42,000	-	-	$42,000

David A. Lyons (2)	$27,750	-	-	$27,750

Jack D. Seibald	$44,000	-	-	$44,000
Floyd R. Tupper (3)	$22,231	-	-	$22,231
___________________
(1)	Mr. Feinsod resigned as a director in June 2015.

(2)	Mr. Lyons resigned as a director in June 2014.

(3)	Mr. Tupper was elected a director in June 2014.

Our non-employee directors are currently entitled to receive compensation for their services as directors as follows:

•	$32,000 per annum (including $5,000 per annum for service as a director of KICO)
•	an additional $6,000 per annum for committee chair (and $1,500 per annum for KICO committee chair)
•	$750 per Board meeting attended ($375 if telephonic)
•	$500 per committee meeting attended ($250 if telephonic)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership

The following table sets forth certain information as of June 16, 2015 regarding the beneficial ownership of our common shares by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding common shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under “Executive Compensation” and (iv) all of our present executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class

Barry B. Goldstein 15 Joys Lane Kingston, New York	1,145,161 (1)(2)	15.4%

Jack D. Seibald 1336 Boxwood Drive West Hewlett Harbor, New York	408,147 (1)(3)	5.6%

Jay M. Haft 69 Beaver Dam Road Salisbury, Connecticut	170,275 (1)(4)	2.3%

Floyd R. Tupper 220 East 57th Street New York, New York	95,975 (1)(5)	1.3%

Victor J. Brodsky 15 Joys Lane Kingston, New York	21,408 (1)(6)	*

Benjamin Walden 11 Mill Pond Lane Centerport, New York	5,000 (1)(7)	*

Ronin Capital, LLC 350 N. Orleans Street, Suite 2N Chicago, Illinois	634,100 (8)	8.6%

Eidelman Virant Capital, Inc. 8000 Maryland Avenue, Suite 380 St. Louis, Missouri	492,227 (8)	6.7%

Wedbush Opportunity Capital, LLC Wedbush Opportunity Partners, LP 1000 Wilshire Boulevard Los Angeles, California	468,203 (8)(9)	6.4%

Michael R. Feinsod c/o Infinity Capital 200 South Service Road Roslyn, New York	463,775 (1)(10)	6.3%

All executive officers and directors as a group (7 persons)	1,867,490 (1)(2)(3)(4)(5)(6)(7)(11)	25.0%
__________
*         Less than 1%.

(1)	Based upon Schedule 13D filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or other information that is publicly available.

(2)
Includes (i) 35,000 shares held in retirement trusts for the benefit of Mr. Goldstein, (ii) 125,000 shares issuable upon the exercise of currently exercisable options and (iii) 144,161 shares owned by Mr. Goldstein’s wife.  The inclusion of the shares owned by Mr. Goldstein’s wife shall not be construed as an admission that Mr. Goldstein is, for purposes of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of such shares.

(3)
Pursuant to Schedule 13D, as amended, filed under the Exchange Act, includes (i) 113,000 shares owned jointly by Mr. Seibald and his wife, Stephanie Seibald, (ii) 174,824 shares held in a retirement trust for the benefit of Mr. Seibald, and (iii) 100,000 shares owned by SDS Partners I, Ltd., for which Mr. Seibald serves as a general partner.  Mr. Seibald has sole voting and dispositive power over 195,147 shares and shared voting and dispositive power over 213,000 shares.  The inclusion of shares that Mr. Seibald does not directly own shall not be deemed an admission that Mr. Seibald is, for purposes of Section 13(d) of the Exchange Act, the beneficial owner of such shares.

(4)	Includes 576 shares held in a retirement trust for the benefit of Mr. Haft.

(5)
Includes (i) 26,592 shares held in a retirement trust for the benefit of Mr. Tupper and (ii) 43,200 shares owned by Mr. Tupper’s wife or a retirement trust for her benefit.  The inclusion of the shares owned by Mr. Tupper’s wife and the retirement trust for her benefit shall not be construed as an admission that Mr. Tupper is, for purposes of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of such shares.

(6)	Includes 10,000 shares issuable upon the exercise of currently exercisable options.

(7)	Represents shares issuable upon the exercise of currently exercisable options.

(8)	Based upon Schedule 13G, as amended, filed under the Exchange Act.

(9)
Pursuant to Schedule 13G: (i) Wedbush Opportunity Partners, L.P. (the “Fund”) and Wedbush Opportunity Capital, LLC (the “General Partner”), as the general partner of the Fund, each have sole voting and dispositive power over the 468,203 shares; (ii) the 468,203 shares are held directly by the Fund for the benefit of the Fund’s investors; (iii) the 468,203 shares may be deemed to be indirectly beneficially owned by the General Partner, as the general partner of the Fund, and Jeremy Q. Zhu, as a Managing Director of the General Partner and lead member of the General Partner’s investment team that manages the Fund’s portfolio; and (iv) the General Partner and Jeremy Zhu disclaim beneficial ownership of the shares owned by the Fund, except to the extent of any pecuniary interest therein.

(10)
Includes 446,780 shares owned by Infinity Capital Partners, L.P. (“Partners”).  Each of (i) Infinity Capital, LLC (“Capital”), as the general partner of Partners, (ii) Infinity Management, LLC (“Management”), as the Investment Manager of Partners, and (iii) Michael Feinsod, as the Managing Member of Capital and Management, the General Partner and Investment Manager, respectively, of Partners, may be deemed to be the beneficial owners of the shares held by Partners.  Pursuant to Schedule 13D, as amended, filed under the Exchange Act, by Partners, Capital, Management and Mr. Feinsod, each has sole voting and dispositive power over the shares.  Also includes 10,000 shares held in a retirement trust for the benefit of Mr. Feinsod.

(11)	Includes 5,000 shares issuable upon the exercise of currently exercisable options.

PROPOSAL 1:  ELECTION OF DIRECTORS

Four directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors.  This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (four) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

Nominees for Directors

All four of the nominees are currently members of our Board of Directors.  The following table sets forth each nominee’s age as of June 16, 2015, the positions and offices presently held by him with us, and the year in which he became a director.  The Board of Directors recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.

Name	Age	Positions and Offices Held	Director Since

Barry B. Goldstein	62	President, Chairman of the Board, Chief Executive Officer and Director	2001
Jay M. Haft	79	Director	1989
Jack D. Seibald	54	Director	2004
Floyd R. Tupper	60	Secretary and Director	2014

Barry B. Goldstein

Mr. Goldstein has served as our President, Chief Executive Officer, Chairman of the Board, and a director since March 2001.  He served as our Chief Financial Officer from March 2001 to November 2007 and as our Treasurer from May 2001 to August 2013.  Since January 2006, Mr. Goldstein has served as Chairman of the Board of Kingstone Insurance Company (“KICO”) (formerly known as Commercial Mutual Insurance Company), a New York property and casualty insurer, as well as Chairman of its Executive Committee.  Mr. Goldstein has served as Chief Investment Officer of KICO since August 2008 and as its President and Chief Executive Officer since January 2012.  He was Treasurer of KICO from March 2010 through September 2010.  Effective July 1, 2009, we acquired a 100% equity interest in KICO.  From April 1997 to December 2004, Mr. Goldstein served as President of AIA Acquisition Corp., which operated insurance agencies in Pennsylvania and which sold substantially all of its assets to us in May 2003.  Mr. Goldstein received his B.A. and M.B.A. from State University of New York at Buffalo.  We believe that Mr. Goldstein’s extensive experience in the insurance industry, including his service as Chairman of the Board of KICO since 2006 and as its Chief Investment Officer since 2008, give him the qualifications and skills to serve as one of our directors.

Jay M. Haft

Mr. Haft is currently a personal advisor to Victor Vekselberg, a Russian entrepreneur with considerable interests in oil, aluminum, utilities and other industries.  Mr. Haft is also a partner at Columbus Nova, the U.S.-based investment and operating arm of Mr. Vekselberg’s Renova Group of companies.  Mr. Haft is also a strategic and financial consultant for growth stage companies.  He is active in international corporate finance and mergers and acquisitions as well as in the representation of emerging growth companies.  Mr. Haft has extensive experience in the Russian market, in which he has worked on growth strategies for companies looking to internationalize their business assets and enter international capital markets.  He has been a founder, consultant and/or director of numerous public and private corporations, and served as Chairman of the Board of Dusa Pharmaceuticals, Inc.  Mr. Haft serves on the Board of Neurotrope, Inc., SpA, the United States-Russian Business Counsel and The Link of Times Foundation and is an advisor to Montezemolo & Partners.  He has been instrumental in strategic planning and fundraising for a variety of Internet and high-tech, leading edge medical technology and marketing companies over the years.  Mr. Haft is counsel to Reed Smith, an international law firm, as well as several other law and accounting firms.  Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, a past national trustee and Treasurer of the Miami City Ballet, and a past Board member of the Concert Association of Florida.  He is also a past trustee of Florida International University Foundation and previously served on the advisory board of the Wolfsonian Museum and Florida International University Law School.  Mr. Haft served as our Vice Chairman of the Board from February 1999 until March 2001.  From October 1989 to February 1999, he served as our Chairman of the Board and he has served as one of our directors since 1989.  Mr. Haft received B.A. and LL.B. degrees from Yale University.  We believe that Mr. Haft’s corporate finance, business consultation, legal and executive-level experience, as well as his service on the Board of KICO since July 2009, give him the qualifications and skills to serve as one of our directors.

Jack D. Seibald

Mr. Seibald is a Founder and Managing Member of Concept Capital Markets, LLC (“Concept Capital”) and serves Concept Capital in a variety of areas, including business and client development and legal and compliance matters.  Mr. Seibald also serves as a Managing Member of Concept Capital Holdings, LLC, the parent of Concept Capital, of Concept Capital Administration, LLC, which provides administrative services to Concept Capital and its affiliates, and as a member of the Board of Managers of ConceptONE, LLC, which provides portfolio and risk analytics and reporting services as well as regulatory reporting to investment managers.  Mr. Seibald has been affiliated with Concept Capital and its predecessors since 1995 and has extensive experience in equity research, investment management and prime brokerage services dating back to 1983.  From 1997 to 2005, Mr. Seibald was also a Managing Member of Whiteford Advisors, LLC, an investment management firm, where as co-founder he co-managed several pools of funds.  He began his career at Oppenheimer & Co. as an equity analyst covering the retailing industry and has also been affiliated with Salomon Brothers and Morgan Stanley & Co. in similar positions.  Mr. Seibald also operated The Seibald Report, Inc., an independent research firm specializing in the retailing sector.  He holds an M.B.A. from Hofstra University and a B.A. from George Washington University.  Mr. Seibald has served as one of our directors since 2004.  In January 2008, the Financial Industry Regulatory Authority (“FINRA”) imposed a $100,000 fine and 20-day suspension on Mr. Seibald in connection with the settlement of a FINRA action against Sanders Morris Harris Inc. and Mr. Seibald, among others.  FINRA had found that Mr. Seibald had improperly received compensation from a profit pool derived, in part, from commissions on trading by a hedge fund for which he served as a manager.  We believe that Mr. Seibald’s corporate finance and executive-level experience, as well as his service on the Board of KICO since 2006 (including his service as Chairman of its Investment Committee), give him the qualifications and skills to serve as one of our directors.

Floyd R. Tupper

Mr. Tupper is a certified public accountant in New York City. For over 30 years, Mr. Tupper has counseled high-net worth individuals by creating tax planning strategies to achieve their goals as well as those of their families. He has also helped small businesses by developing business strategies to meet their current and future needs. He began his career in public accounting with Ernst & Young LLP prior to becoming self-employed. Mr. Tupper holds an M.B.A. in Taxation from the New York University Stern School of Business and a B.S. from New York University.  Mr. Tupper has served as a director of KICO, and Chairman of its Audit Committee, since 2006. He also serves as a member of its Investment Committee. From 1990 until 2010, Mr. Tupper served as a Trustee of The Acorn School in New York City. He was also a member of the school’s Executive Committee and served as its Treasurer from 1990 to 2010. Mr. Tupper is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.  He has served as one of our directors since June 2014 and as our Secretary since June 2015.  We believe that Mr. Tupper’s accounting experience, as well as his service on the Board of KICO since 2006 (including his service as Chairman of its Audit Committee), give him the qualifications and skills to serve as one of our directors.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.  Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements.  The responsibilities and duties of the Audit Committee include the following:

•
assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the Securities and Exchange Commission, our stockholders or to the general public, and our internal financial and accounting controls,

•	oversee the appointment, compensation and retention of, and the work performed by, any independent public accountants engaged by us,

•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

•	recommend, establish and monitor procedures designed to facilitate:

•	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and

•	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of our Board’s Audit Committee currently are Messrs. Tupper, Haft and Seibald.  Our Board has adopted a written charter for the Audit Committee.  A copy of the charter is available on our website, www.kingstonecompanies.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members, selecting director nominees to be presented for Board and/or stockholder approval, identifying members of the Board to serve on each Board committee, identifying individuals to serve as officers and developing corporate governance guidelines.  The members of the Nominating and Corporate Governance Committee currently are Messrs. Haft, Seibald and Tupper.  Our Board has adopted a written charter for the Nominating and Corporate Governance Committee.  A copy of the charter is available on our website, www.kingstonecompanies.com.  While the Nominating and Corporate Governance Committee does not have a formal policy on diversity for members of the Board of Directors, the Nominating and Corporate Governance Committee considers diversity of background, experience and qualifications in evaluating prospective Board members.   The Nominating and Corporate Governance Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below.  At this time, the Nominating and Corporate Governance Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans.  The members of the Compensation Committee currently are Messrs. Seibald, Haft and Tupper.  Our Board has adopted a written charter for the Compensation Committee.  A copy of the charter is available on our website, www.kingstonecompanies.com.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee.  Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers.  The Compensation Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight.  Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since 2001, Barry B. Goldstein has served as our Chief Executive Officer and Chairman of the Board.  We do not currently have a lead independent director.  At this time, our Board of Directors believes that Mr. Goldstein’s combined role as Chief Executive Officer and Chairman of our Board enables us to benefit from Mr. Goldstein’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost.  Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our stockholders are best served by our current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of the Company as of December 31, 2014 and for the years ended December 31, 2014 and 2013, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with management.  The Audit Committee also discussed with Marcum LLP, the Company’s outside auditors (“Marcum”), the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence and the Audit Committee discussed Marcum’s independence with Marcum.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Floyd R. Tupper
Michael R. Feinsod(1)
Jay M. Haft
Jack D. Seibald

___________________

(1)	Member of Audit Committee at time of report.

Meetings

Our Board of Directors held four meetings during the fiscal year ended December 31, 2014.

The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2014.

The Nominating and Corporate Governance Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2014.

The Compensation Committee of the Board of Directors held eight meetings during the fiscal year ended December 31, 2014.

During 2014, all of our then directors attended at least 75% of the meetings of the Board and the meetings of the committees on which they served.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders.  However, all directors are encouraged to attend.  Each of our directors was in attendance at last year’s annual meeting of stockholders.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, Kingstone Companies, Inc., 15 Joys Lane, Kingston, New York 12401, Attention: Corporate Secretary.  Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Audit Committee Financial Expert

Our Board of Directors has determined that Mr. Tupper is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K.  Mr. Tupper is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees.  We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2014.  To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2014, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

Director Independence

Board of Directors

Our Board of Directors is currently comprised of Barry B. Goldstein, Jay M. Haft, Jack D. Seibald and Floyd R. Tupper.  Each of Messrs. Haft, Seibald and Tupper is currently an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Audit Committee

The members of our Board’s Audit Committee currently are Messrs. Tupper, Haft and Seibald, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act.

Nominating and Corporate Governance Committee

The members of our Board’s Nominating and Corporate Governance Committee currently are Messrs. Haft, Seibald and Tupper, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Compensation Committee

The members of our Board’s Compensation Committee currently are Messrs. Seibald, Haft and Tupper, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Recommendation

The Board of Directors recommends a vote FOR all nominees.

PROPOSAL 2: APPROVAL OF 2014 EQUITY PARTICIPATION PLAN

The Board of Directors has adopted, subject to stockholder approval, the 2014 Equity Participation Plan (the “Plan”), pursuant to which 700,000 common shares are authorized for issuance.  The Board of Directors has granted to Barry B. Goldstein, our President and Chief Executive Officer, an option to purchase 50,000 common shares at an exercise price of $6.73 per share pursuant to the Plan.  The exercisability of the option granted to Mr. Goldstein is subject to stockholder approval of the Plan.  In addition, pursuant to our employment agreement with Mr. Goldstein, in the event and to the extent that the amount of the bonus payable to him exceeds 150% of his base salary, we, as directed by the Compensation Committee, have the option to pay all or any part of such excess amount in shares of our common stock pursuant to the Plan.  Such option to issue shares in lieu of cash is subject to stockholder approval of the Plan.  The Board of Directors recommends that stockholders approve the adoption of the Plan.

The Plan provides for the grant of options and restricted stock to participating employees.  The Plan plays an important role in our efforts to attract and retain employees of outstanding ability and to align their interests with those of the stockholders through increased stock ownership.  As discussed below, the Plan is also designed to provide incentives to non-employee directors of, and consultants and advisors to, us and our subsidiaries.

The following statements include summaries of certain provisions of the Plan.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan, a copy of which is available at our offices.

Purpose

The purpose of the Plan is to advance our interests by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us or one of our parents or subsidiaries, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in our company, and by providing the participating employees, non-employee directors, consultants and advisors with an additional incentive to promote our success.

Administration

The Plan provides for its administration by the Board or by a committee (the “Committee”) consisting of at least two persons chosen by the Board, each of whom is intended to be an “outside independent director” to the extent required by the rules and regulations of any established stock market exchange or national market system, including without limitation, The Nasdaq Stock Market, and an “outside director” to the extent required by Section 162(m) of the Internal Revenue Code of 1986 (we refer to this as the “Code”).

The Board or the Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom awards will be granted under the Plan, and to determine the times at which awards will be granted and the terms of such grants.  The Board or the Committee is authorized to interpret the Plan and the interpretation and construction by the Board or the Committee of any provision of the Plan or of any award granted under the Plan shall be final and conclusive.  The receipt of awards under the Plan by directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

Eligibility

Subject to certain limitations as set forth in the Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of incentive stock options, are employees of our company or our parents or subsidiaries or, in the case of nonstatutory stock options, are employees or non-employee directors of, or certain consultants or advisors to, our company or our parents or subsidiaries.  Subject to certain limitations as set forth in the Plan, restricted stock, stock appreciation rights and stock bonus awards may be granted thereunder to persons or entities who are employees or non-employee directors of, or certain consultants or advisors to, us or our parents or subsidiaries.  As of June 16, 2015, 72 employees, our three non-employee directors, the two additional non-employee directors of our subsidiary, KICO, and persons providing certain consulting services to us were eligible to receive awards under the Plan.

Options

Nature of Options

The Board or Committee may grant options under the Plan which are intended to either qualify as “incentive stock options” within the meaning of Section 422 of the Code or not so qualify.  We refer to options that do not so qualify as “nonstatutory stock options”. The Federal income tax consequences relating to the grant and exercise of incentive stock options and nonstatutory stock options are described below under “Federal Income Tax Consequences”.

Option Price

The option price of the shares subject to an incentive stock option or a nonstatutory stock option may not be less than the fair market value (as such term is defined in the Plan) of the common stock on the date upon which such option is granted.  In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of our stock or of a parent or of any of our subsidiaries, the option price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted.

On June 25, 2015, the closing price for our common stock, as reported by The Nasdaq Stock Market, was $7.54 per share.

Exercise of Options

An option granted under the Plan shall be exercised by the delivery by the holder to our Secretary at our principal office of a written notice of the number of shares with respect to which the option is being exercised. The notice must be accompanied, or followed within ten days, by payment of the full option price of such shares which must be made by the holder's delivery of (i) a check in such amount, (ii) previously acquired common stock, the fair market value of which shall be determined as of the date of exercise, or (iii) if provided for in a stock option agreement pursuant to which the option is granted, and subject to applicable law, a check in an amount equal to the par value of the common stock being acquired and a promissory note in an amount equal to the balance of the exercise price, or a combination of (i), (ii) and (iii).  Alternatively, if provided for in the stock award agreement, the holder may elect to have us reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the option being exercised.

Duration of Options

No incentive stock option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% stockholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Nonstatutory stock options granted under the Plan shall be exercisable for a period of up to ten years from the date of their grant.

Reload Options

The Board or the Committee may grant options with a reload feature.  A reload feature shall only apply when the option price is paid by delivery of common stock or by having us reduce the number of shares otherwise issuable to a grantee.  A reload stock option will cover the number of shares tendered in payment of the exercise price and will have a per share exercise price not less than the fair market value of the common stock on the date of grant of the reload stock option and, with respect to 10% stockholders, 110% of the fair market value of a share of common stock on the date of grant of the reload option.  The term of the reload option shall be equal to the remaining option term of the option which gave rise to the reload option.

Non-Transferability

Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the grantee; provided, however, that a nonstatutory stock option granted under the Plan may, upon the approval of the Board or the Committee, be transferred in whole or in part during a grantee’s lifetime to certain family members of a grantee through a gift or domestic relations offer.

Death, Disability or Termination of Employment

Subject to the terms of the agreement pursuant to which the options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall terminate other than by reason of death or disability, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option.

Subject to the terms of the agreement pursuant to which the options are granted, if an option holder under the Plan (i) dies while employed by us or any of our parents or subsidiaries or while serving as a non-employee director of, or consultant or advisor to, us or any of our parents or subsidiaries, or (ii) dies within three months after the termination of his employment or services for any reason, then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

Subject to the terms of the agreement pursuant to which the options are granted, if the holder of an option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, us or any of our parents or subsidiaries, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.  Notwithstanding the foregoing, in the event we are a party to an employment, consulting or advisory agreement with a holder of an option and such agreement provides for termination of employment or engagement based upon a disability or other incapacity, then, for such holder, a termination of employment or engagement for disability or other incapacity pursuant to the provisions thereof shall be considered to be a termination based upon permanent and total disability.

Stock Appreciation Rights

The Board or the Committee may grant stock appreciation rights (we call this an “SAR”) to such persons eligible under the Plan as selected from time to time.  SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Board or the Committee shall determine.  An SAR entitles the grantee to exercise the SAR, in whole or in part, in exchange for payment of shares of our common stock, cash or a combination thereof, as determined by the Board or the Committee, equal in value to the excess of the fair market value of the shares of our common stock underlying the SAR, determined on the date of exercise, over the fair market value of our common stock underlying the SAR on the date of grant.

No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

Restricted Stock Grants

The Board or the Committee may grant restricted stock under the Plan to any individual or entity eligible to receive restricted stock.  A restricted stock award is an award of shares of our common stock that is subject to certain conditions on vesting and to certain restrictions on transferability.

Shares granted pursuant to a grant of restricted stock shall vest as determined by the Board or the Committee.  Except as otherwise provided in the award agreement, a grantee shall forfeit all shares not previously vested, if any, at such time as the grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, us or one of our parents or subsidiaries.

In determining the vesting requirements with respect to a grant of restricted stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance goals and federal or state securities laws.  During the period that the restricted stock is unvested, the grantee will be the record owner of the restricted stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted.  However, if any dividends or distributions are paid in shares of our stock, cash and/or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by us or a third party custodian or trustee and will be subject to the same restrictions as the restricted stock with respect to which they were issued.

No shares granted pursuant to a grant of restricted stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

Stock Bonus Grants

The Board or the Committee may grant stock bonus awards to such persons eligible under the Plan as the Board or the Committee may select from time to time.  Stock bonus awards shall be granted at such times, in such amounts and under such other terms and conditions as the Board or the Committee shall determine.  Shares granted pursuant to a stock bonus shall vest as determined by the Board or the Committee. Except as otherwise provided in the award agreement, a grantee shall forfeit the right to receive all shares not previously vested, if any, at such time as the grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, us or one of our parents or subsidiaries.

Amendment and Termination

The Plan (but not the options previously granted thereunder) shall terminate on August 12, 2024, ten years from the date that it was adopted by the Board.  Subject to certain limitations, the Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options granted under the Plan. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States. The discussion does not address state, local or foreign income tax consequences.

Nonstatutory Stock Options

Under the Code and the Treasury Department Regulations (the “Regulations”), a nonstatutory stock option does not ordinarily have a readily ascertainable fair market value when it is granted. This rule will apply to our grant of nonstatutory stock options.  Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us.  Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price.  Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee’s income.

For purposes of determining the optionee’s gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise.  Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less.  No part of any such gain will be an item of tax preference for purposes of the alternative minimum tax.

Incentive Stock Options

Options granted under the Plan which qualify as incentive stock options under Section 422 of the Code will be treated as follows:

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the incentive stock option.  For purposes of determining such gain or loss, the optionee’s basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long-term capital gain or treatment upon their sale or disposition.

Generally, we will not be allowed a deduction with respect to an incentive stock option.  However, if an optionee fails to meet the foregoing holding period requirements (a so-called  disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee’s alternative minimum taxable income.  In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be incentive stock options.  In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share is to be treated as issued pursuant to the exercise of a nonstatutory stock option.

New Plan Benefits

On August 12, 2014, the date the Plan was adopted by the Board of Directors, the Board granted Barry B. Goldstein, our President and Chief Executive Officer, an option to purchase 50,000 common shares at an exercise price of $6.73 per share.  The exercisability of the option granted to Mr. Goldstein is subject to stockholder approval of the Plan.  No additional benefits have been awarded or paid under the Plan.  The benefits that will be awarded or paid under the Plan are not currently determinable.  Awards granted under the Plan are within the discretion of the Board or the Committee, and neither the Board nor the Committee has determined future awards or who might receive them.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2014 with respect to compensation plans (including individual compensation arrangements) under which our common shares are authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	421,250	$5.16	1,135
Equity compensation plans not approved by security holders	50,000	$6.73	650,000
Total	471,250		651,135

Recommendation and Required Vote

The Board of Directors recommends a vote FOR the approval of the 2014 Equity Participation Plan.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Marcum as our independent registered public accounting firm to examine our financial statements for the year ending December 31, 2015.

Although ratification by stockholders is not required by our organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by stockholders of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2015 is a matter of good corporate practice.  If stockholders do not ratify the selection, the Audit Committee may reconsider whether or not to retain Marcum, but may still determine to retain them.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Marcum has served as our independent registered public accountants with respect to the fiscal years ended December 31, 2014 and 2013.

On January 7, 2013, we engaged Marcum as our independent registered public accountants and, concurrently, we dismissed EisnerAmper LLP (“EisnerAmper”) as our independent registered public accountants.  EisnerAmper had served as our independent auditors since 2009.  The Audit Committee approved the engagement of Marcum and the dismissal of EisnerAmper.

The report of EisnerAmper on our consolidated financial statements as of December 31, 2011 and 2010 and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2011 and 2010 and the period from January 1, 2012 to January 7, 2013, (a) there were no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference thereto in its reports on the consolidated financial statements for such years; and (b) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

It is not expected that a representative of Marcum will attend the meeting.

The following is a summary of the fees billed to us by Marcum for professional services rendered for the fiscal years ended December 31, 2014 and 2013:

Fee Category	Fiscal 2014 Fees	Fiscal 2013 Fees
Audit Fees(1)	$192,318	$254,128
Audit-Related Fees(2)	$-	$1,660
Tax Fees(3)	$43,085	$40,359
All Other Fees(4)	$-	$-
	$235,403	$296,147

__________

(1)
Audit Fees consist of fees billed for services rendered for the audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, services rendered in connection with the filing of Form S-1 (and related prospectus) and Form S-8, and services provided in connection with other statutory or regulatory filings.

(2)
Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)
Tax Fees consist of fees billed by our independent auditors for professional services related to preparation of our U.S. federal and state income tax returns, representation for the examination of our 2011 and 2012 federal tax returns, and tax advice.

(4)	All Other Fees consist of aggregate fees billed for products and services provided by our independent auditors, other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not.  The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors.  Substantially all of the fees shown above were pre-approved by the Audit Committee.

Recommendation

The Board of Directors recommends a vote FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Kingston, New York by February 27, 2016 for inclusion in our proxy statement and form of proxy relating to such meeting.

The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

Stockholder Proposals

In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting.  To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the notice regarding the availability of proxy materials for the prior year’s annual meeting of stockholders.  If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed by more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the notice regarding the availability of proxy materials for the current year.  A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

•	the name and address of the stockholder proposing such business;

•	the class and number of our shares which are beneficially owned by such stockholder; and

•	any material interest of such stockholder in such business.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting.  To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days’ notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

•	the day on which the notice of the date of the meeting was made available to stockholders, or

•	the day on which such public disclosure of the meeting date was made.

The stockholder sending the notice of nomination must describe various matters, including such information as:

•	the name, age, business and residential addresses, occupation or employment and shares held by the nominee;

•	any other information relating to such nominee required to be disclosed in a proxy statement; and

•	the name, address and number of shares held by the stockholder.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Corporate Secretary at 15 Joys Lane, Kingston, New York 12401.  The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director.  Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2 and 3 in the notice.  However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-K

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 (excluding exhibits).  We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Barry B. Goldstein
Chief Executive Officer

Kingston, New York
June 26, 2015

KINGSTONE COMPANIES, INC.
15 JOYS LANE
KINGSTON, NY 12401

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94752-P68287

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KINGSTONE COMPANIES, INC.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________

Nominees:

01) Barry B. Goldstein
02) Jay M. Haft
03) Jack D. Seibald
04) Floyd R. Tupper

The Board of Directors recommends a vote FOR all of the named nominees.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES (AND THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES) AND FOR PROPOSALS 2 AND 3. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

To cumulate votes as to a particular nominee or nominees as explained in the Proxy Statement, check box to the right then indicate the name(s) and the number of votes to be given to such nominee(s) on the reverse side of this card. **Please do not check the box unless you want to exercise cumulative voting.** ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

KINGSTONE COMPANIES, INC.

August 11, 2015

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided.

M94753-P68287

KINGSTONE COMPANIES, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of Kingstone Companies, Inc. held of record by the undersigned at the close of business on June 16, 2015 at the Annual Meeting of Stockholders to be held on August 11, 2015 or any adjournment thereof.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD EXCEPT FOR THE CUMULATIVE VOTING FEATURE APPLICABLE TO THE ELECTION OF DIRECTORS, WHICH IS ONLY AVAILABLE BY VOTING THE PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON AUGUST 10, 2015.

CUMULATIVE VOTING - If you exercise cumulative voting, please check the box on the reverse side.

NAME OF NOMINEE	# OF VOTES CAST

(Continued and to be signed on the reverse side)